UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 8, 2010

INTEGRAL SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-18603	52-1267968
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6721 Columbia Gateway Drive

Columbia, Maryland 21046

(Address of principal executive offices)

(443) 539-5008

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 8, 2010, Integral Systems, Inc. (the “Company”) entered into an agreement (the “Agreement”) with Vintage Partners, L.P., Vintage Partners GP, LLC, Vintage Capital Management, LLC and Brian R. Kahn (together with their affiliates, the “Vintage Group”) providing for, among other things, (i) a temporary increase in the size of the Board of Directors (the “Board”) to eleven (11) directors, (ii) the reassignment of one current Class I director as a Class II director and (iii) the appointment of Mr. Brian R. Kahn and Mr. Melvin L. Keating (the “New Directors”) to the Board as Class I directors, each having an initial term continuing until the Company’s 2011 annual meeting of stockholders (the “2011 Annual Meeting”), each effective October 8, 2010. As contemplated by the Agreement, Ms. Bonnie K. Wachtel has resigned as a Class I director and has been reappointed as a Class II director, effective October 8, 2010, having a term continuing until the Company’s 2012 annual meeting of stockholders (the “2012 Annual Meeting”). Ms. Wachtel will continue to serve on the Company’s audit committee.

The Agreement provides that, from the date of the Agreement until immediately prior to the 2012 Annual Meeting (the “Term”), if either of the New Directors remains in office, one of the New Directors will have the right, subject to compliance with applicable Securities and Exchange Commission (“SEC”) and NASDAQ corporate governance rules, to serve on each of the committees of the Board. Mr. Keating has been appointed to the Company’s audit and compensation committees, and Mr. Kahn has been appointed to the Company’s nominating, strategic growth and special litigation committees. The Agreement also provides that, so long as the Vintage Group beneficially owns more than 5% of the Company’s then outstanding common stock, (i) through the 2012 Annual Meeting, if a New Director resigns, is unable to serve as a director or is removed for cause, the Vintage Group has the right to submit the name of a replacement director for consideration by the Company, and (ii) the Company will not take any action to remove a New Director (including recommending to its stockholders the removal of either of the New Directors), other than for cause (as used in the Maryland General Corporation Law) until the Company’s 2014 annual meeting of stockholders.

The Company will compensate the New Directors for their services as described in the discussion of director compensation in the Company’s definitive proxy statement for its 2010 annual meeting of stockholders, filed with the SEC on January 11, 2010.

In addition, the Company agreed to: (i) nominate the New Directors for election and include the New Directors in the Board’s slate of nominees for election as directors at the 2011 Annual Meeting; (ii) obtain the resignation of two directors, other than the New Directors, effective no later than immediately prior to the 2011 Annual Meeting; (iii) reduce the size of the Board to nine (9) directors effective immediately prior to the 2011 Annual Meeting; (iv) seek to obtain proxies in favor of the election as director for the New Directors at the 2011 Annual Meeting; (v) call and convene the 2011 Annual Meeting no later than February 28, 2011; (vi) call and convene the 2012 Annual Meeting no later than February 29, 2012; (vii) refrain from calling or convening an annual or special meeting of stockholders for the purpose of electing directors (other than the 2011 Annual Meeting and the 2012 Annual Meeting) prior to February 29, 2012; (viii) keep the size of the Board at no more than eleven (11) directors until the 2011 Annual

Meeting; and (ix) keep the size of the Board at no more than nine (9) directors (including the New Directors) from the 2011 Annual Meeting until the 2012 Annual Meeting.

The Company also agreed that during the Term, it will not adopt a stockholder rights plan or other defensive device that is inconsistent with, or more restrictive with respect to Vintage Group than the provisions of the Agreement.

The Vintage Group has agreed to support the Company’s nominees for election as director at the 2011 Annual Meeting (including the New Directors) and to vote at the 2011 Annual Meeting all securities beneficially owned or owned of record by the members of the Vintage Group in accordance with the Board’s recommendation with respect to the election of directors (provided that the New Directors are two of the Board’s nominees for election as director and the third nominee is an existing member of the Board), ratification of the Company’s current auditors, and say-on-pay proposals (provided that the compensation of the Company’s executives is consistent with compensation practices at the time of the Agreement).

The Vintage Group also agreed that during the Term, unless approved by a majority of the entire Board, the members of the Vintage Group and their associates will refrain from engaging in certain activities, either directly or indirectly, including: (i) acquiring, agreeing to acquire, publicly announcing an intention to acquire, publicly offering, publicly proposing to acquire, or agreeing to acquire, by purchase, gift, tender or exchange offer or otherwise, beneficial or record ownership of any securities of the Company (however, the Vintage Group may increase, or publicly propose to increase, its ownership interest in the Company (whether owned beneficially or of record) to up to 25% of the then outstanding common stock of the Company in open market purchases, private purchases, block trades, or any other manner other than a tender or exchange offer (any shares of common stock of the Company owned beneficially or of record by the Vintage Group in excess of 20% of the then outstanding shares of common stock of the Company during the Term and as of the end of the Term are referred to as the (“Neutral Shares”)); (ii) forming, joining, or participating in a “group” (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with respect to the Company’s securities or otherwise act in concert with any person with respect to the Company’s securities; (iii) arranging, or in any way participating in, any financing for the purchase by any person of shares of the Company’s common stock or other securities or assets or businesses of the Company and its affiliates; (iv) publicly proposing or seeking to propose to the Company or a third party an extraordinary corporate transaction involving the Company or its affiliates, including a merger, reorganization, recapitalization, extraordinary dividend, liquidation, sale or transfer of assets other than in the ordinary course of business; (v) publicly proposing or trying to publicly propose to the Company or any third party the acquisition or purchase of all or any portion of the assets of the Company by any member of the Vintage Group; (vi) soliciting proxies for any securities of the Company or otherwise becoming a “participant,” directly or indirectly, in any “solicitation” of “proxies” to vote, or becoming a “participant” in any “election contest” involving the Company or its securities (all terms used having the meanings assigned them in Regulation 14A under the Exchange Act); (vii) calling or seeking to call, directly or indirectly, a special meeting of the Company’s stockholders; (viii) seeking, requesting or taking any action to obtain or retain, directly or indirectly, any list of holders of any voting or other securities of the Company; (ix) publicly making a recommendation with respect to the voting of Company’s securities or recommending to any other stockholder that they vote contrary to the recommendations of the Board on any matter presented for a stockholder vote; (x) publicly seeking any change in the composition of the Board, including a change to the number of directors, the term of directors or to fill any vacancies on the Board; (xi) publicly proposing that the Company’s common stock become eligible for termination of registration under Section 12(g)(4) of the Exchange Act; (xii) making a public request that the prohibitions in the Agreement be waived or that the Company take action that would permit the Vintage Group or its associates to take action prohibited by the Agreement, or otherwise making any public statement relating to the Vintage Group’s willingness to pursue any such prohibited action conditioned upon waiver of the Agreement; (xiii) making, issuing or causing to be issued any public disclosure, public announcement or public statement to a third party about the Board or the management of the Company which disparages, criticizes or in any other way reflects adversely or detrimentally upon the Board or the management of the Company; (xiv) making, issuing or causing to be issued any disclosure, announcement or statement to a third party concerning the Board or the management of the Company, that is materially misleading, or omits to state a material fact necessary to make the statement, in light of the circumstances in which the statement is made, not misleading, or with the intent or purpose of defaming or disparaging the Board or the management of the Company; and (xv) initiating, soliciting, assisting, facilitating, financing, or encouraging or otherwise participating in the taking of any of the actions listed above by, or entering into any discussions, negotiations, arrangements, or understandings with, any third party with respect to any of the actions listed above. These standstill provisions will not: (i) prevent the New Directors from discharging their duties as directors; (ii) keep the Vintage Group from taking actions necessary to comply with the advance notice provisions of the bylaws of the Company with respect to the nomination of directors or submission of proposals for the 2012 Annual Meeting; or (iii) prevent the Vintage Group from soliciting proxies for the 2012 Annual Meeting beginning on the date that is sixty (60) days before the date that the 2012 Annual Meeting is scheduled.

The Agreement provides that the Vintage Group may increase (or publicly propose to increase) its ownership interest (whether owned beneficially or of record) in the Company to up to 25% of the then outstanding common stock of the Company, and that subject to the continuing satisfaction of certain conditions set forth in the Agreement (which are described in the following sentence) and assuming that neither the Vintage Group nor any member thereof is an “interested stockholder” (as defined in the Maryland Business Combination Act) of the Company on the date of the Agreement, the Maryland Business Combination Act (and, if it becomes applicable to the Company, the Maryland Control Share Acquisition Act) shall not apply to the Vintage Group up to such amount, if acquired during the Term. The Agreement further provides that for purposes of the Maryland Business Combination Act and the Maryland Control Share Acquisition Act (should it be applicable to the Company), the Company’s approval of the increase by the Vintage Group of its ownership interest in the Company to up to 25% of the outstanding common stock of the Company is conditioned upon and subject to: (i) the Vintage Group or any member thereof, at no time during the Term, owning beneficially (as defined in the Maryland Business Combination Act) or of record, more than 25% of the outstanding common stock of the Company; (ii) the Vintage Group complying in all material respects with all terms and conditions of the Agreement; and (iii) no material breach, default or violation by the Vintage Group of any of the terms or conditions of the Agreement having occurred.

The Vintage Group has agreed that at the 2012 Annual Meeting and for so long as a New Director or designee of the Vintage Group serves as a director of the Company, unless approved by a majority of the entire Board, the Neutral Shares will, at the Vintage Group’s election, either not be voted or be voted in accordance with the recommendation of the Board with respect to the election of directors, ratification of the Company’s auditors, and say-on-pay proposals (provided that the compensation of the Company’s executives is consistent with compensation practices at the time of the Agreement).

The Vintage Group also agreed that for so long as any New Director or any designee of the Vintage Group serves as a director of the Company, the Vintage Group will not, without the prior written approval of a majority of the Independent Directors (described below) then serving on the Board, seek or offer to (i) acquire, beneficially or of record, securities of the Company representing 50% or more of the voting power of the then outstanding securities of the Company whether by purchase, tender or exchange offer, merger, consolidation or otherwise or (ii) acquire, directly or indirectly, all or substantially all of the assets of the Company.

For purposes of the Agreement, an “Independent Director” is a director who is not a New Director, a designee of the Vintage Group, or otherwise affiliated with the Vintage Group, does not have a conflict of interest with respect to the proposed transaction, is not in any way interested in the proposed transaction and meets the qualifications for independence under NASDAQ independence rules.

The full text of the Agreement is attached as Exhibit 10.1 and is incorporated herein by reference. The foregoing description does not purport to be a complete summary of the terms of the Agreement and is qualified in its entirety by reference to Exhibit 10.1. A copy of the joint press release issued by the Company and the Vintage Group with respect to the Agreement is attached as Exhibit 99.l.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)	Election of New Directors.

The information provided under Item 1.01 hereof is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following material is attached as an exhibit to this Current Report on Form 8-K.

Exhibit Number	Description
10.1	Agreement, dated October 8, 2010, by and among Integral Systems, Inc., Vintage Partners, L.P., Vintage Partners GP, LLC, Vintage Capital Management, LLC and Brian R. Kahn.

99.1	Joint Press Release, dated October 8, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRAL SYSTEMS, INC.

Dated: October 8, 2010	By:	/s/ Christopher B. Roberts
Name: Christopher B. Roberts
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Agreement, dated October 8, 2010, by and among Integral Systems, Inc., Vintage Partners, L.P., Vintage Partners GP, LLC, Vintage Capital Management, LLC and Brian R. Kahn.

99.1	Joint Press Release, dated October 8, 2010.